SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 13, 2004

(Date of earliest event reported)

FEDERAL-MOGUL CORPORATION

(Exact name of registrant as specified in its charter)

Michigan

(State or other jurisdiction of incorporation)

1-1511	38-0533580
(Commission File Number)	(IRS Employer Identification Number)

26555 Northwestern Highway, Southfield, Michigan	48034
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events

On January 13, 2004, Federal-Mogul Corporation (the “Corporation”) issued the attached press release announcing that effective as of January 11, 2004, the Corporation’s Board of Directors has elected Robert S. (Steve) Miller, Jr. as non-executive chairman of the board of directors.

EXHIBIT INDEX

99.    Press release dated January 13, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2004

FEDERAL-MOGUL CORPORATION

By:	/S/ DAVID M. SHERBIN

Name: David M. Sherbin Title:Vice President, Deputy General Counsel and Secretary

2